Exhibit 10.a

CONTRATO DE COMPRAVENTA DE ACCIONES Y DE CONSTITUCION DE GARANTIA PRENDARIA QUE CELEBRAN LA EMPRESA DENOMINADA LEADVILLE MINING & MILLING CORPORATION, REPRESENTADA EN ESTE ACTO POR SU APODERADO EL SENOR JACK VEEDER EVERETT, A QUIEN EN LO SUCESIVO SE LE DENOMINARA "LEADVILLE MINING", Y LA EMPRESA DENOMINADA LEADVILLE MINING & MILLING HOLDING CORPORATION, REPRESENTADA EN ESTE ACTO POR SU APODERADO EL SENOR ROGER AUSTIN NEWELL, A QUIEN EN LO SUCESIVO SE LE DENOMINARA "LEADVILLE HOLDING", POR UNA PRIMERA PARTE; E INMOBILIARIA RUBA, S.A. DE C.V., REPRESENTADA POR EL SENOR JESUS MIGUEL SANDOVAL ARMENTA, EN SU CARACTER DE APODERADO GENERAL, A QUIEN EN LO SUCESIVO SE DENOMINARA "RUBA", y LUIS ALFONSO ANCHONDO CUILTY, POR SUS PROPIOS DERECHOS, A QUIEN EN LO SUCESIVO SE DENOMINARA "ANCHONDO", POR UNA SEGUNDA PARTE; MISMO QUE SUJETAN AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

D E C L A R A C I O N E S

I.- Declaran "LEADVILLE MINING" Y "LEADVILLE HOLDING" que:

a) Son empresas con nacionalidad y domicilio social de Nevada, Estados Unidos de America, debidamente constituidas bajo las leyes de ese estado y que sus apoderados gozan de las facultades suficientes para la celebracion de este contrato tal y como consta en las cartas poder que se agregan a este contrato como anexo "1", facultades que a la fecha no les han sido revocadas, limitadas o modificadas de manera alguna.

b) Son las legitimas propietarias y se encuentran en pleno uso y goce de todos los derechos patrimoniales y corporativos de 169,033,675 Acciones Ordinarias, Nominativas, sin expresion de valor nominal, (en lo sucesivo senaladas como "LAS ACCIONES") que fueron emitidas por la sociedad que se denomina MINERA CHANATE, S.A. de C.V., empresa que ha sido constituida como empresa escindida, resultado de la escision de la sociedad denominada EXPLORACION Y MINERIA INDEPENDENCIA, S.A. DE C.V. ("la escindente") acciones que se encuentran totalmente suscritas, pagadas y sin gravamen alguno, y que es su deseo enajenar, mediante el presente Contrato a favor de "RUBA" y de "ANCHONDO", en las proporciones aqui indicadas.

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c)    Que la emisora Minera Chanate, S.A. de C.V. a la fecha tiene un capital social de $169,033,675 M.N. pesos representado por 169,033,675 acciones sin expresion de valor nominal, mismo que esta conformado de la siguiente
      Manera:

      CAPITAL SOCIAL

--------------------------------------------------------------------------------
                                             ACCIONES QUE AMPARA
--------------------------------------------------------------------------------
TITULO                          CAPITAL           CAPITAL            TOTAL
                                FIJO              VARIABLE
        ACCIONISTA

--------------------------------------------------------------------------------

1       LEADVILLE MINING &      4'849,999                              4'849,999
        MILLING
        CORPORATION
--------------------------------------------------------------------------------

2       LEADVILLE MINING &              1                                      1
        MILLING HOLDING
        CORPORATION
--------------------------------------------------------------------------------

3       LEADVILLE MINING &                        163'617,768        163'617,768
        MILLING
        CORPORATION
--------------------------------------------------------------------------------

4       LEADVILLE MINING &                            565,907            565,907
        MILLING
        CORPORATION
--------------------------------------------------------------------------------

                TOTAL DE ACCIONES DEL CAPITAL SOCIAL 169,033,675

d) Que los accionistas de la empresa escindida Minera Chanate, S.A. de C.V. (en lo sucesivo senalada como "LA EMISORA"), han convenido en vender el 100% del capital social de la misma distribuido entre las empresas Inmobiliaria Ruba, S.A. de C.V. y "ANCHONDO", con sujecion a la garantia prendaria aqui estipulada.

e) Que "LAS ACCIONES" a que se refiere el inciso c) anterior, constituyen el 100% del capital social de "LA EMISORA", mismo que a la fecha se encuentra totalmente suscrito y pagado y que es susceptible de enajenacion sin carga
      o gravamen alguno, excepto la garantia prendaria


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      aqui estipulada, toda vez que la escision surtio sus efectos legales en el mes de diciembre de 1997.

f) Que "LEADVILLE MINING" y "LEADVILLE HOLDING" no tienen conocimiento de que "LA ESCIDENTE" ha incurrido en incumplimiento contractual con bancos o cualesquier tipo de acreedor o accionista o de que tengan interpuesto en su contra ningun juicio de cualquier naturaleza que nulifiquen o afecten la validez de las resoluciones y el proceso de escision llevado a cabo y no tienen conocimiento de que en el transcurso de dicho proceso haya habido algun tipo de quejas, reclamaciones u oposicion a la misma en los terminos del articulo 228 bis de la Ley General de Sociedades Mercantiles
      o diferentes a estas, por lo que la mencionada escision ha surtido todos sus efectos legales sin responsabilidad de ningun tipo para la empresa escindida MINERA CHANATE, S.A. DE C.V. o sus actuales accionistas diferentes de las responsabilidades y deudas que se muestran en los estados financieros de la escision y sus documentos anexos y notas.

g) Que, a la fecha, "LA EMISORA" y sus accionistas no tienen juicios, litigios o reclamaciones economicas vigentes o contingentes, ni pasivos laborales, o fiscales, ni adeudos bancarios o adeudos con accionistas, proveedores, acreedores o contratistas, ni pasivos o adeudos o responsabilidades de ninguna otra naturaleza, diferentes de las responsabilidades y deudas que se muestran en los estados financieros de la escision y sus documentos anexos y notas y diferentes de las responsabilidades y deudas que se muestran en los estados financieros de MINERA CHANATE S.A. DE C.V. y sus documentos anexos y notas, al dia 30 de marzo de 2002, que se agregan a este contrato como anexo "2".

h) Que "LA EMISORA" ha realizado todas sus operaciones en cumplimiento de la legislacion aplicable.

II.- Declaran "RUBA" y "ANCHONDO" que:

a) JESUS MIGUEL SANDOVAL ARMENTA es apoderado de "RUBA" con facultades para celebrar el presente Contrato tal y como consta en la Escritura Publica numero 1,210, volumen 53, de fecha 14 de julio de 1999, pasada ante la fe del Lic. Oscar Cayetano Becerra Tucker, Notario Publico Numero 28 en actual ejercicio para el Distrito Judicial Bravos, Estado de Chihuahua, debidamente inscrita en el Registro Publico de la Propiedad y de Comercio de Ciudad Juarez, Chihuahua, declarando ademas bajo protesta de decir verdad que dichas facultades no le han


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      sido revocadas ni en forma alguna limitadas. Como anexo "3" se agrega a este contrato copia autentica de la escritura publica dicha.

b) Continuan declarando "RUBA" y "ANCHONDO" que es su deseo adquirir "LAS ACCIONES", en las proporciones mas adelante indicadas, sujetando la compraventa a la garantia prendaria materia de la clausula quinta de este contrato.

III.- Declaran las partes que:

a) Tienen la intencion de celebrar el presente Contrato de Compraventa de Acciones Sujeto a Garantia Prendaria mediante el cual (i) "RUBA" adquiera a su favor la cantidad de 169,033,674 Acciones, emitidas por Minera Chanate, S.A. de C.V., que actualmente son propiedad de "LEADVILLE MINING" (en adelante llamadas ""LAS ACCIONES" DE LEADVILLE MINING", anteriormente descritas dentro la declaracion I inciso c) la cual se tiene por reproducida como si a la letra se insertase, acciones que se encuentran representadas por los titulos 1, 3 y 4 de la mencionada declaracion, y
      (ii) "ANCHONDO" adquiera a su favor 1 Accion, emitida por Minera Chanate, S.A. de C.V., que actualmente es propiedad de "LEADVILLE HOLDING" (en adelante llamada "LA ACCION DE LEADVILLE HOLDING", anteriormente descrita dentro la declaracion I inciso c) la cual se tiene por reproducida como si a la letra se insertase, accion que se encuentra representada por el titulo 2 de la mencionada declaracion.

b) Se reconocen expresamente la personalidad y derechos con que comparecen y manifiestan que no existe ningun impedimento legal o de cualquier otra naturaleza que afecte la valida celebracion de este instrumento; por lo anterior formalizan este Contrato de Compraventa de Acciones y de Constitucion de Garantia Prendaria al tenor de las siguientes:

C L A U S U L A S

PRIMERA.- "LEADVILLE MINING" en este acto vende sin reserva ni limitacion alguna "LAS ACCIONES" DE LEADVILLE MINING" en favor de "RUBA", asi mismo "LEADVILLE MINING" transmite en favor de "RUBA" todos y cada uno de los derechos patrimoniales y corporativos derivados de la titularidad de dichas acciones.


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Por su parte "RUBA" adquiere "LAS ACCIONES" DE LEADVILLE MINING" sin gravamen alguno, excepto la garantia prendaria materia de la clausula quinta, en los terminos y condiciones senalados en el presente Contrato.

"LEADVILLE HOLDING" en este acto vende sin reserva ni limitacion alguna "LA ACCION DE LEADVILLE HOLDING" en favor de "ANCHONDO", asi mismo "LEADVILLE HOLDING" transmite en favor de "ANCHONDO" todos y cada uno de los derechos patrimoniales y corporativos derivados de la titularidad de dicha accion.

Por su parte "ANCHONDO" adquiere "LA ACCION DE LEADVILLE HOLDING" sin gravamen alguno, excepto la garantia prendaria materia de la clausula quinta, en los terminos y condiciones senalados en el presente Contrato.

SEGUNDA.- El precio total que se establece por "LAS ACCIONES" en virtud de la presente compraventa, es la cantidad de US$2,131,616.36 (dos millones ciento treinta y un mil seiscientos dieciseis dolares treinta y seis centavos de los Estados Unidos de America), mismo que "RUBA" y "ANCHONDO" pagaran, proporcionalmente al numero de acciones que cada uno de ellos adquiere, a "LEADVILLE MINING" y a "LEADVILLE HOLDING" en las siguientes parcialidades:

(A) Una primera parcialidad por la cantidad de US$639,484.91 (seiscientos treinta y nueve mil cuatrocientos ochenta y cuatro dolares noventa y un centavos de los Estados Unidos de America), que "RUBA" paga a la firma de este contrato a "LEADVILLE MINING" mediante cheque numero 7227105, expedido por "RUBA" a cargo de su cuenta en Banco Internacional S.A. "LEADVILLE MINING" extiende a "RUBA" el recibo de pago mas amplio que en derecho proceda en relacion con el pago de esa primera parcialidad.

(B) Una segunda parcialidad por la cantidad de US$497,377.15 (cuatrocientos noventa y siete mil trescientos setenta y siete dolares quince centavos de los Estados Unidos de America), menos la cantidad de US$14,336.40 (catorce mil trescientos treinta y seis dolares cuarenta centavos de los Estados Unidos de America), en virtud de pasivos pendientes por liquidar de "LA EMISORA", que "RUBA" pagara a "LEADVILLE MINING" mediante cheque certificado a mas tardar el dia 9 (nueve) de agosto de 2002 (dos mil dos), mas intereses convencionales ordinarios a la tasa del 4.5% (cuatro punto cinco por ciento) anual sobre saldos insolutos, pagaderos en el domicilio ubicado en Pedro Rosales de Leon 7548, Fraccionamiento Jardines del Seminario, Ciudad Juarez, Chihuahua 32500.


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(C) Una tercera parcialidad por la cantidad de US$994,754.30 (novecientos noventa y cuatro mil setecientos cincuenta y cuatro dolares treinta centavos de los Estados Unidos de America), que "RUBA" pagara a "LEADVILLE MINING" mediante cheque certificado a mas tardar el dia 9 (nueve) de diciembre de 2002 (dos mil dos), mas intereses convencionales ordinarios a la tasa del 4.5% (cuatro punto cinco por ciento) anual sobre saldos insolutos, pagaderos en el domicilio ubicado en Pedro Rosales de Leon 7548, Fraccionamiento Jardines del Seminario, Ciudad Juarez, Chihuahua 32500.

Los saldos insolutos de las parcialidades mencionadas en los incisos (B) y (C) de esta clausula causaran intereses convencionales moratorios a la tasa del 7% (siete por ciento) durante todo el tiempo en que permanezcan impagadas. Los intereses moratorios que en su caso se causen tambien seran pagados en Pedro Rosales de Leon 7548, Fraccionamiento Jardines del Seminario, Ciudad Juarez, Chihuahua 32500.

"LA ACCION DE LEADVILLE HOLDING" se entendera pagada por "RUBA" a "LEADVILLE HOLDING" por cuenta de "ANCHONDO" al pago a "LEADVILLE MINING" de la parcialidad de que trata el parrafo inmediato anterior.

Previamente a la fecha de celebracion de este contrato (en adelante en ocasiones llamada "la Fecha de Celebracion"), "LEADVILLE MINING" y "LEADVILLE HOLDING" designaron a Humberto Garcia Borbon como su representante en Mexico, en los terminos y para los efectos de los articulos 5(0)., 190 parrafo quinto y 208 de la Ley del Impuesto sobre la Renta, del articulo 13 del Tratado para Evitar la Doble Tributacion celebrado entre Mexico y Estados Unidos de America, de la regla 3.31.15 de la Resolucion Miscelanea vigente y de las demas normas fiscales aplicables.

TERCERA.- En este acto, simultaneamente al pago de la cantidad a que se refiere el inciso (A) la clausula Segunda, "LEADVILLE MINING" entrega a "RUBA" los Titulos de Acciones numero 1, 3 y 4 debidamente endosados en propiedad a su favor, por lo que respecta a las 169,033,674 acciones que en total amparan dichos Titulos, y "LEADVILLE HOLDING" entrega a "ANCHONDO" el Titulo de Accion numero 2 debidamente endosado en propiedad a su favor, por lo que respecta a 1 accion que en total ampara dicho Titulo, sin reserva y sin limitacion alguna de dominio, excepto la garantia prendaria materia de la clausula quinta de este contrato, haciendo ademas la anotacion en el Libro del Registro de Accionistas de MINERA CHANATE, S.A. DE C.V., a fin de inscribir a "RUBA" y a "ANCHONDO" como nuevos accionistas de dicha Sociedad en sustitucion respectivamente de de "LEADVILLE MINING" y de "LEADVILLE HOLDING".


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CUARTA.- La transmision de "LAS ACCIONES" se efectua por "LEADVILLE MINING" y por "LEADVILLE HOLDING" sin que exista ninguna carga, gravamen o limitacion de derechos o dominio ni adeudo fiscal y/o de otra indole sobre las mismas, excepto la garantia prendaria materia de la clausula quinta de este contrato, obligandose "LEADVILLE MINING" y "LEADVILLE HOLDING" frente a "RUBA" al saneamiento en caso de eviccion en los terminos de la ley.

QUINTA.- A fin de garantizar a "LEADVILLE MINING" y a "LEADVILLE HOLDING" (en esta clausula llamados "los Acreedores Prendarios", cuando la referencia a ellos sea colectiva) el pago de las parcialidades mencionadas en los incisos (B) y (C) de la clausula segunda de este contrato, de sus respectivos intereses convencionales ordinarios y moratorios, y de las demas cantidades mencionadas en el inciso (B) de esta clausula, "RUBA" y "ANCHONDO" (en esta clausula llamados "los Deudores Prendarios", cuando la referencia a ellos sea colectiva) constituyen garantia prendaria (en adelante llamada "la Garantia Prendaria") sobre "LAS ACCIONES" en favor de los Acreedores Prendarios, con sujecion a las siguientes reglas, ademas de otras que se le aplican de conformidad con este contrato:

(A) Los Deudores Prendarios constituyen la Garantia Prendaria en favor de los Acreedores Prendarios endosando en garantia los Titulos de Acciones 1, 3 y 4 en favor de "LEADVILLE MINING" y endosando en garantia el Titulo de Accion 2 en favor de "LEADVILLE HOLDING" y entregando los Titulos originales dichos a los respectivos Acreedores Prendarios, en la Fecha de la Celebracion.

(B) Los Deudores Prendarios constituyen la Garantia Prendaria en favor respectivamente de los Acreedores Prendarios a fin de garantizar (i) el pago puntual y completo de las parcialidades mencionadas en los incisos (B) y (C) de la clausula segunda, (ii) el pago puntual y completo de los intereses convencionales ordinarios y moratorios pactados en la clausula segunda, y (iii) el reembolso puntual y completo de los gastos y costas procesales, incluyendo honorarios razonables de abogados, que los Acreedores Prendarios pagaran a fin de hacer valer los derechos que les otorga la Garantia Prendaria y los demas que le otorga este contrato y las leyes aplicables al mismo.

(C) La Garantia Prendaria se constituye en primer lugar y grado y conservara esa preferencia y prelacion mientras no se cubran todos los adeudos cuyo pago garantiza en los terminos de esta clausula, mencionados en el inciso inmediato anterior, a satisfaccion de los Acreedores Prendarios.


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(D) De conformidad con lo que establece el articulo 338 de la Ley General de
Titulos y Operaciones de Credito, los Acreedores Prendarios guardaran y conservaran los Titulos de "LAS ACCIONES" pignoradas. En caso de incumplimiento de las obligaciones de pago previstas en la clausula segunda y en el inciso (B) de esta clausula, los Acreedores Prendarios podran ejercer los derechos inherentes a ellas, inclusive el derecho exclusivo de votar "LAS ACCIONES", dentro o fuera de asamblea, en la proporcion que a cada Acreedor Prendario corresponde, (i) las resoluciones que corresponden a la asamblea extraordinaria de accionistas previstas en las fracciones I, II, III, V, VI, VII, VIII, IX, X, XI (excepto por lo que respecta al cambio de denominacion, domicilio y objeto sociales, que los Deudores Prendarios podran votar segun lo estipulado en el inciso inmediato posterior) y XII del articulo 182 de la Ley General de Sociedades Mercantiles; (ii) los asuntos reservados a la asamblea extraordinaria por los estatutos sociales de "LA EMISORA"; (iii) las resoluciones que corresponden a la asamblea ordinaria relativas a asuntos no reservados a la votacion de los Deudores Prendarios en el inciso inmediato posterior de esta clausula; y (iv) las resoluciones mencionadas en el inciso (E) de esta clausula.

(E) Los Deudores Prendarios tendran el derecho exclusivo, salvo por lo dispuesto en el segundo parrafo de este inciso, de votar "LAS ACCIONES", dentro o fuera de asamblea, en la proporcion que a cada uno de ellos corresponde, unicamente (i) las resoluciones de asambleas extraordinarias que tengan como proposito cambiar el objeto, el domicilio y la denominacion sociales de "LA EMISORA"; (ii) las resoluciones de asambleas ordinarias que tengan como proposito nombrar apoderados, administrador unico o consejo de administracion y a los comisarios, con las restricciones mencionadas en el inciso inmediato posterior, determinar los emolumentos que correspondan al administrador unico o consejeros y comisarios y aumentar la porcion variable del capital social. Durante el Periodo de la Prenda, los Deudores Prendarios y los consejeros o el administrador unico de "LA EMISORA" nombrados por los Deudores Prendarios no podran votar u ordenar la distribucion de dividendos ni hacer que "LA EMISORA" los entregue o distribuya, ni siquiera a titulo de dividendos provisionales. Tampoco podran hacer que, durante el Periodo de la Prenda, "LA EMISORA", sus consejeros, administrador unico u otra persona cualquiera entreguen o distribuyan otro tipo de rendimientos o partidas contables que las leyes fiscales y mercantiles aplicables tipifiquen o asimilen a dividendos.

(F) Los Acreedores Prendarios, dentro o fuera de asamblea extraordinaria, podran reformar los estatutos sociales de "LA EMISORA" (i) para


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compatibilizarlos con las estipulaciones de este contrato; (ii) para prohibir el uso o aprovechamiento de los beneficios, derechos o privilegios de cualquier tipo (en adelante llamados todos ellos "los Beneficios") que "LA EMISORA" tenga a la Fecha de Celebracion, previamente al cumplimiento de todas y cada una de las obligaciones y compromisos de los Deudores Prendarios de conformidad con este contrato; (iii) para privar al organo de administracion de "LA EMISORA" y a sus funcionarios, mandatarios, apoderados, factores y dependientes de cualesquiera poderes o facultades que pudieran tener para hacer u ordenar que
"LA EMISORA" o cualquiera otra persona o entidad use o aproveche los Beneficios que "LA EMISORA" tenga a la Fecha de Celebracion, previamente al cumplimiento de todas y cada una de las obligaciones y compromisos de los Deudores Prendarios de conformidad con este contrato; y (iv) para reformar los estatutos sociales de
"LA EMISORA" en algun otro sentido a fin de asegurar que "LA EMISORA" o cualquiera otra persona o entidad no usaran o aprovecharan los Beneficios previamente al cumplimiento de todas y cada una de las obligaciones y compromisos de los Deudores Prendarios de conformidad con este contrato, y a fin de asegurar los derechos de pago y de preferencia en el pago que la Garantia Prendaria y este contrato confieren a los Acreedores Prendarios.

Cualesquiera actos que se ejecuten y cualesquiera convenios o contratos que se celebren en contravencion de lo pactado en esta clausula y de las reformas estatutarias que los Acreedores Prendarios podran votar segun lo previsto en esta clausula no obligaran ni seran oponibles ni podran ejercerse en detrimento ni perjuicio de "LA EMISORA" ni de los Acreedores Prendarios ni de ninguno de los consejeros, funcionarios, mandatarios, apoderados, factores y dependientes de los Acreedores Prendarios.

(G) A la Fecha de Celebracion, los Acreedores Prendarios entregan a los Deudores Prendarios los respectivos recibos de resguardo a que se refiere el articulo 337 de la Ley General de Titulos y Operaciones de Credito, a fin de que los Deudores Prendarios puedan votar "LAS ACCIONES" en o fuera de las asambleas a que se refiere el inciso (E) de esta clausula, en la proporcion que a cada Deudor Prendario corresponde. Durante el Periodo de la Prenda, los Titulos originales de "LAS ACCIONES" quedaran en deposito de Humberto Garcia Borbon en las oficinas ubicadas en la Torre Hermosillo, Bulevar Kino 309, piso 10, Colonia Country Club, Hermosillo, Sonora 83010. El depositario los pondra a disposicion de los Acreedores Prendarios y de sus asesores y consultores cuantas veces sea necesario; asi mismo, los entregara a los Deudores Prendarios una vez que los Deudores Prendarios satisfagan todas sus obligaciones de conformidad con este contrato.


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Los Acreedores Prendarios entregaran a los Deudores Prendarios, dentro de los 15 dias naturales siguientes a la fecha de firma de este contrato, copia de la aceptacion del cargo y de la recepcion de los Titulos originales de acciones firmadas por Humberto Garcia Borbon.

(H) Si los Deudores Prendarios no pagan a los Acreedores Prendarios cualquiera de las parcialidades previstas en los incisos (B) y (C) de la clausula segunda de este contrato y sus respectivos intereses convencionales ordinarios o moratorios, a mas tardar en las fechas previstas en esa clausula segunda, y las demas cantidades a que se refiere el inciso (B) de esta clausula, los Acreedores Prendarios conservaran las cantidades que los Deudores Prendarios ya hayan pagado a los Acreedores Prendarios, sin ninguna responsabilidad para los Acreedores Prendarios, ademas de otros derechos y acciones que el incumplimiento de los Deudores Prendarios de a los Acreedores Prendarios de conformidad con este contrato y con la ley, sin que la obligacion de pago de los Deudores Prendarios exceda de los adeudos especificados en los incisos (B) y (C) de la clausula segunda de este contrato, incluyendo sus intereses ordinarios y moratorios, y las demas cantidades a que se refiere el inciso (B) de esta clausula.

Los Deudores Prendarios contaran con un plazo maximo de 15 dias naturales para subsanar cualquier incumplimiento de las obligaciones a su cargo de conformidad con este contrato o para iniciar su subsanamiento, esto ultimo a satisfaccion de los Acreedores Prendarios, contados a partir de la fecha en que dicho incumplimiento se haya dado. Si los Deudores Prendarios omiten subsanar el incumplimiento o iniciar su subsanamiento dentro de ese plazo maximo de 15 dias naturales, lo segundo a satisfaccion de los Acreedores Prendarios, estos podran hacer valer todos los derechos y acciones que este contrato y la ley les confieren en relacion con el incumplimiento tal, separada o acumulativamente, sin que el ejercicio de alguno de esos derechos y acciones implique ni se entienda como renuncia o abandono de sus demas derechos y acciones.

Los Acreedores Prendarios tambien tendran un plazo maximo de 15 dias naturales para subsanar cualquier incumplimiento de las obligaciones a su cargo de conformidad con este contrato o para iniciar su subsanamiento, esto ultimo a satisfaccion de los Deudores Prendarios, contados a partir de la fecha en que dicho incumplimiento se haya dado. Si los Acreedores Prendarios omiten subsanar el incumplimiento o iniciar su subsanamiento dentro de ese plazo maximo de 15 dias naturales, lo segundo a satisfaccion de los Deudores Prendarios, estos podran hacer valer todos los derechos y acciones que este contrato y la ley les confieren en relacion con el incumplimiento tal, separada o acumulativamente, sin que el ejercicio de


                                 Pagina 10 de 18
alguno de esos derechos y acciones implique ni se entienda como renuncia o abandono de sus demas derechos y acciones.

(I) Los contratos o convenios (en adelante llamados "los Contratos del Periodo Prendario") que celebre "LA EMISORA" durante el periodo (en adelante llamado "el Periodo Prendario") que medie entre la Fecha de Celebracion y la fecha en que los Acreedores Prendarios recuperen la titularidad de "LAS ACCIONES" (en adelante llamada "la Fecha de Recuperacion") por incumplimiento de los Deudores Prendarios o por cualesquiera otros motivos o circunstancias, se regiran por las siguientes reglas:

(1) Los Contratos del Periodo Prendario que "LA EMISORA" haya celebrado con cualquiera de sus accionistas, afiliadas o subsidiarias (en adelante todas ellas llamadas "las Afiliadas"), terminaran de manera automatica en la Fecha de Recuperacion, es decir, sin necesidad de notificacion, aviso, requerimiento, demanda, interpelacion o acuerdo adicional, escrito o verbal.

Para los fines de este contrato, un "accionista" de la "LA EMISORA" significa cualquier persona fisica o moral que sea titular de acciones emitidas por "LA EMISORA", en cualquier proporcion; una "afiliada" de "LA EMISORA" significa una persona moral controlada o cuyas acciones son propiedad en cuando menos un 51% (cincuenta y uno por ciento) de algun accionista que controle o que sea dueno de cuando menos un 51% (cincuenta y uno por ciento) de las acciones de "LA EMISORA"; y una "subsidiaria" de "LA EMISORA" significa una entidad controlada o cuyas acciones son propiedad cuando menos en un 51% (cincuenta y uno por ciento) por "LA EMISORA".

(2) "RUBA" adquirira o asumira los derechos y obligaciones adquiridos por "LA EMISORA" mediante los Contratos del Periodo Prendario que "LA EMISORA" haya celebrado con personas fisicas o con personas morales diferentes de alguna de las Afiliadas, con efectos a partir de la Fecha de Recuperacion, tambien automaticamente, es decir, sin necesidad de notificacion, aviso, requerimiento, demanda, interpelacion o acuerdo adicional, escrito o verbal.

(3) En virtud de la inscripcion de este contrato en el Registro Publico de la Propiedad y del Comercio, este contrato sera oponible y obligara sin ninguna limitacion ni restriccion a quienes hayan celebrado los Contratos del Periodo Prendario con "LA EMISORA". En todo caso, y sin detrimento de lo dispuesto en este parrafo y en otras partes de este contrato, sera obligacion de los Deudores Prendarios el obtener de sus contrapartes contractuales cuanto consentimiento o anuencia adicional fuere necesario para que opere la adquisicion o asuncion de derechos y obligaciones materia del numeral (2)


                                 Pagina 11 de 18
de este inciso (I), sin ninguna obligacion ni responsabilidad para "LA EMISORA" ni para los Acreedores Prendarios o para los consejeros, funcionarios, apoderados, factores y dependientes de los Acreedores Prendarios.

(4) Las estipulaciones contenidas en los numerales (2) y (3) de este inciso (I) tambien se aplicaran a los contratos laborales individuales o colectivos que, en su caso, "LA EMISORA" haya celebrado durante el Periodo Prendario.

(5) "RUBA" (i) respondera ilimitada y solidariamente del cumplimiento de todas las obligaciones que "LA EMISORA" hubiere contraido mediante los Contratos del Periodo Prendario, no solo frente y en relacion con sus contrapartes contractuales, sino tambien frente y en relacion con autoridades y organismos descentralizados de todo tipo, (ii) mantendra a los Acreedores Prendarios libres y exentos de cualesquiera obligaciones y responsabilidades de cualquier naturaleza derivadas o relacionadas con los Contratos del Periodo Prendario,
(iii) indemnizara a los Acreedores Prendarios los danos y perjuicios que sufrieran con motivo o en relacion con los Contratos del Periodo Prendario, sin ninguna limitacion, y (iv) reembolsara a los Acreedores Prendarios los honorarios razonables de abogados y las costas y gastos procesales que los Acreedores Prendarios pagaran a fin de defenderse de las contrapartes contractuales de "LA EMISORA" en los Contratos del Periodo Prendario o de autoridades y organismos descentralizados de todo tipo en relacion con los Contratos del Periodo Prendario. "ANCHONDO" no sera responsable solidario; solo respondera por el valor de su accion.

(6) Quedara a opcion de los Acreedores Prendarios el hacer que "LA EMISORA" asuma algun Contrato del Periodo Prendario, en cuyo caso los Deudores Prendarios quedaran relevados de toda obligacion o responsabilidad derivada del Contrato del Periodo Prendario asi asumido, en el entendido de que la asuncion tal debera ser expresa, caso por caso y por escrito para que produzca algun efecto en contra o en relacion con "LA EMISORA".

(J) Los Deudores Prendarios tendran el derecho de pagar anticipadamente a los Acreedores Prendarios las parcialidades previstas en los incisos (B) y (C) de la clausula segunda de este contrato, mas sus respectivos intereses convencionales ordinarios o moratorios, sin pena ni castigos de ninguna especie para los Deudores Prendarios.

(K) Los Deudores Prendarios pagaran a los Acreedores Prendarios los adeudos que contraen por este contrato antes que cualesquiera adeudos que los Deudores Prendarios tengan o contraigan para con "LA EMISORA",


                                 Pagina 12 de 18
independientemente de la naturaleza y de la fecha en que hayan contraido o contraigan dichos adeudos con "LA EMISORA" e independientemente de las estipulaciones de pago acordadas entre los Deudores Prendarios y "LA EMISORA".

(L) Los Acreedores Prendarios entregaran el original del registro de acciones de "LA EMISORA" dentro de los 10 dias habiles siguientes a la fecha en que los Deudores Prendarios hayan pagado a los Acreedores Prendarios las tres parcialidades estipuladas en la clausula segunda, mas sus intereses convencionales ordinarios y convencionales moratorios que se hubieren causado y las demas cantidades previstas en el inciso (B) de esta clausula. Durante el Periodo de la Prenda, el original del registro de acciones de "LA EMISORA" quedara en deposito de Humberto Garcia Borbon en las oficinas ubicadas en la Torre Hermosillo, Bulevar Kino 309, piso 10, Colonia Country Club, Hermosillo, Sonora 83010. El depositario lo pondra a disposicion de los Acreedores Prendarios y de sus asesores y consultores cuantas veces sea necesario.

Los Acreedores Prendarios entregaran a los Deudores Prendarios, por conducto de los Lics. Rodrigo Tena Cruz, Liliana Janeth Jaquez Peinado y Enrique Marcos Abularach, dentro de los 15 dias naturales siguientes a la fecha de firma de este contrato, copia de la aceptacion del cargo y de la recepcion del registro de acciones mencionado en el parrafo inmediato anterior firmadas por Humberto Garcia Borbon.

Los Deudores Prendarios tendran derecho a que los Acreedores Prendarios les entreguen, a costo exclusivo de los Deudores Prendarios, copia autentica de los asientos que obren en el registro de acciones, dentro de los 10 dias habiles siguientes a la fecha en que los Deudores Prendarios las hubieren solicitado por escrito.

(M) La Garantia Prendaria sera inscrita en el registro de acciones de "LA EMISORA" dentro de los 5 dias habiles inmediatos posteriores a la Fecha de Celebracion.

(N) Este contrato sera presentado para inscripcion en el Registro Publico de la Propiedad y del Comercio del nuevo domicilio social de "LA EMISORA" votado por los Deudores Prendarios, o en el Registro Publico de la Propiedad y del Comercio de Hermosillo, Sonora, si los Deudores Prendarios no cambiaren el domicilio social de "LA EMISORA" de Hermosillo, Sonora, a otro Municipio, todo ello a costo exclusivo de los Deudores Prendarios, a fin de que lo pactado en esta clausula y otras partes de este contrato surta efectos frente a terceros.


                                 Pagina 13 de 18

SEXTA. La entrega de los documentos originales relativos a "LA EMISORA" en poder de "LEADVILLE MINING", de "LEADVILLE HOLDING" y en poder de terceros de los cuales "LEADVILLE MINING" y "LEADVILLE HOLDING" tengan conocimiento y puedan ser legalmente entregados al representante legal de "RUBA", en que obre registrada la contabilidad de "LA EMISORA", el cumplimiento a sus obligaciones fiscales, todos los testimonios originales de las escrituras otorgadas por esa empresa, asi como el original, y en su caso la constancia de todos y cada uno de los libros sociales, excepto el registro de acciones, y demas documentacion legal, administrativa, contable y financiera de la empresa. la haran "LEADVILLE MINING" y "LEADVILLE HOLDING" dentro de los 15 dias naturales siguientes a la fecha de celebracion de este contrato en el domicilio ubicado en Boulevard Hidalgo numero 64 Colonia Centenario, Hermosillo Sonora. JESUS MIGUEL SANDOVAL ARMENTA conservara en deposito, en el domicilio ubicado en Fracc. Jardines del Seminario, C.P.32500, Cd. Juarez, Chihuahua. Mexico. los registros, escrituras, testimonios libros sociales, declaraciones y demas documentos mencionados en este parrafo, con la obligacion de regresarlos a "LEADVILLE MINING" y a "LEADVILLE HOLDING" dentro de los 10 dias naturales siguientes a la fecha en que estas se los soliciten por haber recuperado la propiedad de "LAS ACCIONES" de conformidad con este contrato. Los libros y registros contables, las declaraciones fiscales y la documentacion contable y fiscal justificatoria de los asientos e informacion de dichos libros, registros y declaraciones de "LA ESCIDENTE" deben quedar en custodia y deposito de "LA ESCIDENTE", de conformidad con lo previsto en las leyes fiscales aplicables. "RUBA" podra tener acceso a todos esos libros, registros, declaraciones y documentacion en los terminos de las leyes y reglamentos aplicables. Hasta donde ha sido posible indagar a "LEADVILLE MINING" y a "LEADVILLE HOLDING", dichos libros, registros, declaraciones y documentacion se encuentran a la firma de este contrato en las oficinas del despacho "Sanchez-Mejorada, Velasco y Valencia ", de ciudad de Mexico, con excepcion de los que ese despacho presto a "LEADVILLE MINING" y que esta regresara a ese despacho una vez que se venza el plazo por el cual les fueron prestados.

"LEADVILLE MINING" y "LEADVILLE HOLDING" deberan notificar a "LA EMISORA" y a "RUBA" respecto de cualquier queja o reclamacion presentada en su contra y el inicio, tramite y conclusion de todo tipo de revisiones fiscales por parte de la autoridad.

SEPTIMA. Con sujecion a lo dispuesto en el parrafo segundo de esta clausula, "LEADVILLE MINING" y "LEADVILLE HOLDING" convienen en indemnizar a


                                 Pagina 14 de 18

"RUBA", MINERA CHANATE, S.A. DE C.V., "ANCHONDO" sus empleados, directores, representantes, apoderados o sus sucesores o cesionarios (los "Indemnizados"), a solicitud expresa y por escrito de cualesquiera de los Indemnizados, por cualesquier perdidas, responsabilidades, danos, perjuicios, reclamaciones por danos materiales o gastos (incluyendo honorarios razonables y gastos legales razonables) derivados, directa o indirectamente, de (i) cualesquiera declaraciones de "LEADVILLE MINING" y "LEADVILLE HOLDING" contenidas en este Contrato que resultaren ser sustancialmente falsas o sustancialmente incorrectas, y (ii) cualesquier responsabilidad o reclamacion que surja en relacion con los negocios, operaciones o la administracion de "LA ESCINDENTE" y/o MINERA CHANATE, S.A. DE C.V. antes de la fecha de celebracion del presente Contrato (en lo sucesivo los "Danos").

La obligacion de indemnizar de "LEADVILLE MINING" y "LEADVILLE HOLDING" prevista en el parrafo inmediato anterior en relacion con "LA ESCIDENTE" sera proporcional a los activos, a los pasivos y al capital social transferidos por "LA ESCIDENTE" a MINERA EL CHANATE, S.A. DE C.V. como resultado de la escision. La obligacion de indemnizar de "LEADVILLE MINING" y "LEADVILLE HOLDING" prevista en el parrafo inmediato anterior en relacion con MINERA EL CHANATE S.A. DE C.V. sera solidaria e ilimitada.

La obligacion de "LEADVILLE MINING" y "LEADVILLE HOLDING", conforme al parrafo anterior permanecera vigente por un periodo igual al fijado por la ley para su prescripcion.

OCTAVA. "LEADVILLE MINING" y "LEADVILLE HOLDING" con motivo de la celebracion de este contrato, tendran a su cargo, de manera solidaria, total e incondicional, cualquier tipo de obligacion o indemnizacion contractual que "LA ESCINDENTE" hubiese contraido antes de la fecha en que la escision produjo efectos, por la venta de acciones, concesiones, proyectos o contratos de construccion, cesion de contratos, permisos y negocios de cualquier especie, con sujecion a lo que se dispone en el segundo parrafo de esta clausula. La obligacion de indemnizar de "LEADVILLE MINING" y "LEADVILLE HOLDING" prevista en el parrafo inmediato anterior en relacion con "LA ESCIDENTE" sera proporcional a los activos, al pasivo y al capital social transferidos por "LA ESCIDENTE" a MINERA EL CHANATE, S.A. DE C.V. como resultado de la escision.

"RUBA", a solicitud de "LEADVILLE MINING" y de "LEADVILLE HOLDING" o de los cesionarios o compradores de "LA EMISORA" (colectivamente llamados "los Adquirentes"), hara que "LA EMISORA" firme y entregue a


                                 Pagina 15 de 18
cualquiera de ellos todos los documentos que "LEADVILLE MINING" y de "LEADVILLE HOLDING" o los Adquirentes, a su exclusivo juicio, necesiten en relacion con la transferencias de las concesiones mineras, terrenos y cualesquiera otros activos efectuadas antes de la Fecha de Celebracion, o requeridas por "LEADVILLE MINING" y "LEADVILLE HOLDING" o por las Adquirentes, a su exclusivo juicio, para inscribir esas transferencias en los registros competentes. "RUBA" y "ANCHONDO" votaran sus acciones en "LA EMISORA" para otorgar a los designados de los Adquirentes la autoridad que dichos designados requirieran para llevar a cabo la mencionada inscripcion y para cumplir con cualesquiera requerimientos gubernamentales relacionados con dichas transferencias.

NOVENA. A pesar de que esta transaccion ha sido estructurada como compraventa de acciones, "RUBA" y "ANCHONDO" reconocen y convienen en que ninguno de ellos ni "LA EMISORA" tendra derecho a recibir o a beneficiarse del impuesto al valor agregado que las autoridades fiscales mexicanas deben regresar o reembolsar a "LA EMISORA" a la fecha de celebracion de este contrato. "RUBA" y "ANCHONDO" otorgan a Humberto Garcia Borbon, Eduardo Robles Elias y Jose Joaquin Cabrera Ochoa, para su ejercicio conjunto o separado, con facultades para delegar, poder especial irrevocable a fin de que, en nombre y por cuenta de "LA EMISORA", tramiten y obtengan la devolucion de dicho impuesto al valor agregado y lo remitan a "LA EMISORA" para que esta, a su vez, lo envie o lo transfiera a "LEADVILLE MINING" o a quien esta indique, dentro de los 15 dias naturales siguientes al dia en que "LA EMISORA" lo reciba, en el entendido de que el otorgamiento de este poder constituye condicion necesaria para la celebracion de este contrato. "RUBA" y "ANCHONDO" se obligan a remitir a "LEADVILLE MINING", dentro de los 5 (cinco) dias habiles siguientes a la fecha en que lo reciban, el referido impuesto al valor agregado que, en su caso, "RUBA" y "ANCHONDO" o cualquiera de ellos reciban directamente de las autoridades hacendarias mexicanas. Para el caso de que los apoderados especiales arriba designados requirieran de alguna autorizacion, anuencia o poder especial o diferente del otorgado en esta clausula, "RUBA" y "ANCHONDO" autorizan irrevocablemente a Rodrigo Tena Cruz, Liliana Janeth Jaquez Peinado y Enrique Marcos Abularach para que, conjunta o separadamente, otorguen ante notario publico esa autorizacion, anuencia o poder especial diferente del otorgado en esta clausula. "RUBA" y "ANCHONDO" haran que "LA EMISORA" tramite directamente la devolucion del impuesto mencionado en caso de que el tramite deba hacerse ante las autoridades hacendarias del nuevo domicilio social de "LA EMISORA".

La entrega por "RUBA" y "ANCHONDO" del impuesto al valor agregado a "LEADVILLE MINING" sera considerada como sobreprecio de "LAS


                                 Pagina 16 de 18

ACCIONES", pero a ese sobreprecio no se aplicara las clausulas de este contrato relativas a intereses ordinarios y moratorios ni relativas a la Garantia Prendaria.

DECIMA. Rodrigo Tena Cruz, Liliana Janeth Jaquez Peinado y Enrique Marcos Abularach, conjunta o separadamente, en representacion de "RUBA" y "ANCHONDO", y Eduardo Robles Elias y Jose Joaquin Cabrera Ochoa, conjunta o separadamente, en representacion de "LEADVILLE MINING" y "LEADVILLE HOLDING", compareceran ante notario publico seleccionado por "RUBA" a fin de protocolizar este contrato, dentro de los 15 (quince) dias naturales siguientes a la fecha de firma de este contrato privado. Los honorarios y gastos notariales y los derechos de inscripcion en el Registro Publico de la Propiedad y del Comercio que se generen con motivo de su protocolizacion y los honorarios y gastos que se generen con motivo del reconocimiento del contenido de este contrato privado y de la ratificacion de firmas estampadas en el mismo seran pagados por "RUBA", a su exclusivo costo.

UNDECIMA. Ni "RUBA" ni "ANCHONDO" podran ceder los derechos ni las obligaciones que les derivan de este contrato, incluyendo los derechos y obligaciones derivados de la Garantia Prendaria, estipulados en la clausula quinta, y de las normas legales aplicables al mismo si no cuentan con el consentimiento previo, expreso y escrito de "LEADVILLE MINING" y de "LEADVILLE HOLDING". A pesar de que ese consentimiento sea otorgado, "RUBA" " respondera solidariamente con la cesionaria por el cumplimiento de las obligaciones cedidas a esta.

DUODECIMA. Todas y cualquier notificacion al amparo del presente contrato podran ser entregadas personalmente o enviadas por correo certificado con acuse de recibo, a los domicilio de las partes que se indican en la clausula siguiente o a los domicilio que posteriormente indique cualquiera de las partes por escrito.

DECIMA TERCERA. Las partes senalan como domicilio para efectos de este contrato los siguientes:

Si son para LEADVILLE MINING & MILLING CORPORATION y para LEADVILLE MINING & MILLING HOLDING CORPORATION

76 Beaver Street, Suite 500, New York, New York 10005, EE.UU. y/o
Boulevard Hidalgo 64 Colonia Centenario Hermosillo Sonora, Mexico.

Con copia para: Randy Hubbard, randy.hubbard@dgslaw


                                 Pagina 17 de 18

At'n. Roger Austin Newell or Jack Veeder Everett o Lic. Eduardo Robles Elias.

Fax. 001 (303) 526 5100
e-mail. ranewell@compuserve.com
        jfeverett@worldcom.att.net
..com, y Eduardo Robles Elias, erobles@hmo.megared.net.mx

Si son para
Inmobiliaria Ruba, S.A. de C.V. y para Luis Anchondo Cuilty:

Prof. Pedro Rosales de Leon 7548
Fracc. Jardines del Seminario, C.P.32500
Cd. Juarez, Chihuahua.
Mexico.

At'n. Direccion General y/o Direccion de Finanzas
Fax: (656) 688-04-06
e-mail. luis.anchondo@ruba.com.mx
        conlegal@infosel.net.mx

DECIMA. "LEADVILLE MINING" y "LEADVILLE HOLDING" podran hacer publica la celebracion de este contrato y exhibirlo a la Security Exchange Comission de Estados Unidos de America, a su equivalente de Canada y a otras autoridades de esos paises a las cuales debieran exhibirlo por mandamiento legal. "RUBA" y "ANCHONDO" conservaran la celebracion de este contrato y su contenido en discrecion, a menos que deban exhibirlo a las autoridades competentes mexicanas. Este deber de confidencialidad no se entendera violado si "RUBA" y "ANCHONDO" deben mostrar el contrato a sus asesores y auditores.

UNDECIMA. En todo lo relativo a la interpretacion, cumplimiento o controversia relativa a este Contrato, ambas partes se someten a la jurisdiccion y competencia de los Tribunales de la ciudad de Chihuahua, Chihuahua, renunciando expresamente al fuero que en razon de sus domicilios, presentes futuros o cualesquier otra causa pudiese corresponderles.

Leido que fue lo anterior y debidamente enterados de su valor y eficacia lo signaron en la ciudad de Ciudad Juarez, Chihuahua, los otorgantes del mismo a los 30 dias del mes de marzo de 2002, ante dos testigos instrumentales.


                                 Pagina 18 de 18

                                            Ing. Jesus Miguel Sandoval Armenta
                                            Apoderado de Inmobiliaria Ruba, S.A.
                                            de C.V.


Sr. Jack Veeder Everett
Apoderado de Leadville Mining & Milling
Corporation


Sr. Roger Austin Newell                     C.P. Luis Alfonso Anchondo Cuilty,
Apoderado de                                por sus propios derechos
Leadville Mining & Milling Holding
Corporation


                                 Pagina 19 de 18